PAGE 1 OF 5
ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY

W52H09-05-D-0260	VD01	2010JUN28	SEE SCHEDULE	DOA5
6. ISSUED BY	CODE	SPRDL1	7. ADMINISTERED BY (If other than 6)	CODE	S4402A	8. DELIVERY FOB
DLA WARREN, LAND DETACHMENT @ TACOM
DSCC-ZG			DCMA, TEXAS
MO KAH (586)282-6487			600 NORTH PEARL STREET			☒ DESTINATION
WARREN, MI 48397-5000			SUITE 1630
HTTP://CONTRACTING.TACOM.ARMY.MIL			DALLAS TX 75201-2843			☐ OTHER
(See Schedule if
			SCD: A PAS: NONE ADP PT: HQ0339			other)
9. CONTRACTOR	CODE	0BK64	FACILITY		10. DELIVER TO FOB POINT BY (Date)	11. ☒ IF BUSINESS IS
(YYYYMMMDD)
●				●		☒ SMALL
OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR					SEE SCHEDULE	☐ SMALL
NAME RICHARDSON, TX 75081-2439					12. DISCOUNT TERMS	DISADVANTAGED
AND
ADDRESS						☐ WOMAN-OWNED

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
●				●
TYPE BUSINESS: Other Small Business Performing in U.S.					See Block 15
14. SHIP TO	CODE	15. PAYMENT WILL BE MADE BY	CODE	HQ0339	MARK ALL
SEE SCHEDULE		DFAS-COLUMBUS CENTER			PACKAGES AND
		DFAS-CO WEST ENTITLEMENT OPERATIONS			PAPERS WITH
		P.O. BOX 182381			IDENTIFICATION
		COLUMBUS, OH 43218-2381			NUMBERS IN
BLOCKS 1 AND 2

16.	DELIVERY/ CALL	☒	THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.
TYPE
OF
ORDER			Reference your ☐ Oral ☐ Written Quotation , Dated .
	PURCHASE		furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)
☐ If this box is marked, supplier must sign Acceptance and return the following number of copies:
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

SEE SCHEDULE
18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY	21.	22. UNIT PRICE	23. AMOUNT
		ORDERED/	UNIT
		ACCEPTED*

	SEE SCHEDULE
	CONTRACT TYPE:
	Firm-Fixed-Price

	KIND OF CONTRACT:
	Supply Contracts and Priced Orders

* If quantity accepted by the Government is same as quantity ordered, indicate by ☒. If different, enter actual quantity accepted below quantity ordered and encircle.	24. UNITED STATES OF AMERICA	25. TOTAL	$2,500,570.00
	MORRIS BELLEVILLE /SIGNED/ 2010JUN28	26.
	MORRIS.BELLEVILLE@US.ARMY.MIL (586)282-3766	DIFFERENCES
	BY: CONTRACTING/ORDERING OFFICER
27a. QUANTITY IN COLUMN 20 HAS BEEN

☐ INSPECTED ☐ RECEIVED ☐ ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED
b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	c. DATE (YYYYMMMDD)	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP. NO.	29. D.O. VOUCHER NO.	30. INITIALS

	☐ PARTIAL	32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR
f. TELEPHONE NUMBER	g. E-MAIL ADDRESS	☐ FINAL
		31. PAYMENT	34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.		☐ COMPLETE
a. DATE (YYYYMMMDD)	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER		☐ PARTIAL		35. BILL OF LADING NO.
☐ FINAL

37. RECEIVED AT	38. RECEIVED BY (Print)	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CON- TAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

DD FORM 1155, DEC 2001                                                                       PREVIOUS EDITION IS OBSOLETE.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/VD01 MOD/AMD	Page 2 of 5
Name of Offeror or Contractor: OPTEX SYSTEMS

SUPPLEMENTAL INFORMATION

1. DELIVERY ORDER VD01/0004 IS ISSUED FOR 200 EACH, M137A2 PANORAMIC TELESCOPE, NSN: 1240-01-483-6103, PN 12984713.

2. THE UNIT PRICE OF $12,502.85 EACH REFLECTS THE UNIT PRICE FOR CLIN 0001 FOR ORDERING PERIOD 05, 1 JULY 2009 THROUGH 30 JUNE 2010.THE TOTAL VALUE OF THIS DELIVERY ORDER IS $2,500,570.00.

3.THE DELIVERY SCHEDULE IS ESTABLISHED IN SECTION B. EARLY DELIVERY IS AUTHORIZED IF AT NO ADDITIONAL COST TO THE GOVERNMENT.

4.THIS DELIVERY ORDER IS SUBJECT TO THE TERMS AND CONDITIONS OF BASIC CONTRACT W52H09-05-D-0260.

*** END OF NARRATIVE A0001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/VD01 MOD/AMD	Page 3 of 5
Name of Offeror or Contractor: OPTEX SYSTEMS
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

	SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-6103
	FSCM: 19200
	PART NR: 12984713
	SECURITY CLASS: Unclassified

0001AB	PRODUCTION QUANTITY	200	EA	$12,502.85000	$2,500,570.00

	NOUN: TELESCOPE, PANORAMIC
	PRON: M101F720M1 PRON AMD: 04 ACRN: AA
	AMS CD: 060011

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W52H090137C304	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	15	28-JAN-2011

002	15	28-FEB-2011

003	15	28-MAR-2011

004	15	28-APR-2011

005	15	30-MAY-2011

006	25	29-JUN-2011

007	25	29-JUL-2011

008	25	29-AUG-2011

FOB POINT: Destination

SHIP TO:
(W25G1U)	SU W1BG DEF DIST DEPOT SUSQUE
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
NEW CUMBERLAND PA 17070-5002

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/VD01

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/VD01 MOD/AMD	Page 4 of 5
Name of Offeror or Contractor: OPTEX SYSTEMS
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
002	W52H090137C305	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	10	28-JAN-2011

002	10	28-FEB-2011

003	10	28-MAR-2011

004	10	28-APR-2011

005	10	30-MAY-2011

FOB POINT: Destination

SHIP TO:
(W62G2T)	XR W1BG DEF DIST DEPOT SAN JOAQUN
TRANSPORTATION OFFICER
PO BOX 960001
STOCKTON CA 95296-0130

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/VD01

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/VD01 MOD/AMD	Page 5 of 5
Name of Offeror or Contractor: OPTEX SYSTEMS

CONTRACT ADMINISTRATION DATA

	PRON/						JOB
LINE	AMS CD/		OBLG				ORDER	ACCOUNTING	OBLIGATED
ITEM	MIPR	ACRN	STAT	ACCOUNTING CLASSIFICATION			NUMBER	STATION	AMOUNT
0001AB	M101F720M1	AA	2	97 X4930AC9G 6D	26KB	S11116		W52H09	$ 2,500,570.00
060011
								TOTAL	$ 2,500,570.00

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION			ACCOUNTING STATION		OBLIGATED AMOUNT
Army	AA	97 X4930AC9G 6D	26KB	S11116	W52H09		$ 2,500,570.00

						TOTAL	$ 2,500,570.00

LINE
ITEM	ACRN	EDI	ACCOUNTING CLASSIFICATION
0001AB	AA	97	0X0X4930AC9G S11116	06D00000600110000026KB	S11116